Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 6

TO

NOTE PURCHASE AGREEMENT

And

AMENDMENT NO. 1

TO FOURTH AMENDED AND RESTATED FEE LETTER

THIS AMENDMENT NO. 6 TO NOTE PURCHASE AGREEMENT and AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED FEE LETTER (this “Amendment”) dated as of February 24, 2016, is entered into among Navistar Financial Securities Corporation, as the Seller (the “Seller”), Navistar Financial Corporation (“NFC”), as the Servicer (in such capacity, the “Servicer”), New York Life Insurance Company (“NY Life”), as a Managing Agent and as a Committed Purchaser, New York Life Insurance and Annuity Corporation (“NYLIAC”), as a Managing Agent and as a Committed Purchaser, Credit Suisse AG, New York Branch (“CS NYB”), as a Managing Agent, Credit Suisse AG, Cayman Islands Branch (“CS CIB”), as a Committed Purchaser, Alpine Securitization Corp. (“Alpine”), as a Conduit Purchaser, and Bank of America, National Association (“Bank of America”; together with NY Life, NYLIAC, CS NYB, CS CIB and Alpine, the “Purchaser Parties”), as Administrative Agent (in such capacity, the “Administrative Agent”), as a Managing Agent and as a Committed Purchaser. Capitalized terms used herein without definition shall have the meanings set forth or incorporated by reference in the Agreement, the Indenture or the Indenture Supplement, as applicable.

R E C I T A L S

A. The parties hereto (other than NY Life and NYLIAC) are parties to that certain Note Purchase Agreement dated as of August 29, 2012 (as amended by Amendment No. 1 to Note Purchase Agreement dated as of March 18, 2013, Amendment No. 2 to Note Purchase Agreement dated as of September 13, 2013, Amendment No. 3 to Note Purchase Agreement dated as of March 12, 2014, Amendment No. 4 to Note Purchase Agreement dated as of January 26, 2015, and Amendment No. 5 to Note Purchase Agreement dated as of October 30, 2015, the “Agreement”).

B. The Administrative Agent, the Managing Agents, NFC and the Seller are parties to the Fourth Amended and Restated Fee Letter, dated as of October 30, 2015 (the “Fee Letter”).

C. NY Life and NYLIAC desire to become parties to the Agreement and the Fee Letter.

D. The parties to the Agreement desire to further amend the Agreement as hereafter set forth and the parties to the Fee Letter desire to amend the Fee Letter as hereafter set forth.

E. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Joinder of NY Life and NYLIAC.

a.	Joinder. Effective as of the date hereof, each of NY Life and NYLIAC is hereby made, and hereby becomes, a party to the Agreement as a

Committed Purchaser and Managing Agent thereunder and accepts and assumes all the rights and obligations of a Committed Purchaser and Managing Agent thereunder, including, without limitation, its Commitment set forth on its signature page hereto. Each of NY Life and NYLIAC shall deliver to the Seller an Investment Letter substantially in the form attached as Exhibit B to the Agreement on the date hereof. Effective as of the date hereof, each of NY Life and NYLIAC is hereby made, and hereby becomes, a party to the Fee Letter in its capacity as a Managing Agent.

b.	Incremental Funding by NY Life and NYLIAC. The Servicer hereby requests that NY Life and NYLIAC fund an Incremental Funding on the date hereof in principal amount of $43,750,000 on a pro rata basis based on the respective Commitments set forth on their signature pages hereto pursuant to the wire instructions set forth in Section A of Schedule II hereto. Such Incremental Funding shall be funded solely by NY Life and NYLIAC on the date hereof in accordance with the terms of the Agreement and upon satisfaction of all conditions precedent thereto specified in Section 2.03(b) of the Agreement (except that the parties agree to waive the requirement in Section 2.03(b)(vii)). The Seller hereby agrees to apply the proceeds of such Incremental Funding on the date hereof to reduce the Funded Amount held by Bank of America and the Funded Amount held by Credit Suisse AG, Cayman Islands Branch, pro rata, pursuant to the wire instructions set forth in Section B of Schedule II hereto.

c.	Consents. The parties hereto hereby consent to (i) the joinder of NY Life and NYLIAC subject to the terms set forth in clause (a) above, (ii) the creation and issuance by the Issuing Entity of additional Series 2012-VFN Notes in connection with the joinder of NY Life and NYLIAC and, (iii) the non-ratable Incremental Funding to be funded by NY Life and NYLIAC as set forth in clause (b) above.

d.	Notices. NY Life’s and NYLIAC’s addresses for communications and notices under the Agreement are set forth on Schedule I attached hereto, and Schedule I to the Agreement shall be amended to add such notice addresses.

2. Amendments to Agreement.

a. The definition of “Alternate Rate” in Section 1.01 of the Agreement is hereby amended by deleting the phrase “Deutsche Bank Alternate Rate” where it appears therein and replacing it with the phrase “NY Life Alternate Rate, the NYLIAC Alternate Rate”.

b. The definition of “Committed Purchasers” in Section 1.01 of the Agreement is hereby amended by deleting the phrase “Deutsche Bank” where it appears therein and replacing it with the phrase “NY Life, NYLIAC”.

c. The definition of “Managing Agents” in Section 1.01 of the Agreement is hereby amended by deleting the phrase “Deutsche Bank, in its capacity as a Managing Agent for the Deutsche Bank Purchaser Group” where it appears therein and replacing it with the phrase “NY Life, in its capacity as a Managing Agent for the NY Life Purchaser Group, NYLIAC, in its capacity as a Managing Agent for the NYLIAC Purchaser Group”.

d. The following new defined terms and definitions thereof are hereby added to Section 1.01 of the Agreement in appropriate alphabetical order:

“NYLIAC” means New York Life Insurance and Annuity Corporation.

“NYLIAC Alternate Rate” for any Fixed Period for any Funding Tranche funded by the NYLIAC Purchaser Group means an interest rate per annum equal to the NYLIAC Spread above the Eurodollar Rate for such Fixed Period; provided, however, that in the case of:

(i) any Fixed Period existing on or after the first day on which NYLIAC, in its capacity as Managing Agent for the NYLIAC Purchaser Group, shall have determined that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for the NYLIAC Purchaser Group to fund any Funding Tranche based on the Eurodollar Rate (and NYLIAC shall not have subsequently determined that such circumstances no longer exist),

(ii) any Fixed Period of one to (and including) 13 days,

(iii) any Fixed Period relating to a Funding Tranche which is less than $1,000,000, or

(iv) any Fixed Period with respect to which the Alternate Rate, for any reason, becomes applicable on notice to the Administrative Agent of less than three Business Days,

the “NYLIAC Alternate Rate” for each such Fixed Period shall be an interest rate per annum equal to the Corporate Base Rate in effect on each day of such Fixed Period. The “NYLIAC Alternate Rate” for any day on or after the occurrence of an Early Redemption Event shall be an interest rate equal to 3.25% per annum above the Corporate Base Rate in effect on such day.

“NYLIAC Purchaser Group” means NYLIAC, in its capacity as a Committed Purchaser hereunder and each permitted assignee thereof.

“NYLIAC Spread” shall be equal to the Program Rate for that portion of the Funded Amount held by NYLIAC until such time as the CS Purchaser Group is funding all or any portion of the Funded Amount pursuant to the Alpine Liquidity Asset Purchase Agreement, in which event the NYLIAC Spread shall be 2.75% per annum.

“NY Life” means New York Life Insurance Company.

“NY Life Alternate Rate” for any Fixed Period for any Funding Tranche funded by the NY Life Purchaser Group means an interest rate per annum equal to the NY Life Spread above the Eurodollar Rate for such Fixed Period; provided, however, that in the case of:

(i) any Fixed Period existing on or after the first day on which NY Life, in its capacity as Managing Agent for the NY Life Purchaser Group, shall have determined that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for the NY Life Purchaser Group to fund any Funding Tranche based on the Eurodollar Rate (and NY Life shall not have subsequently determined that such circumstances no longer exist),

(ii) any Fixed Period of one to (and including) 13 days,

(iii) any Fixed Period relating to a Funding Tranche which is less than $1,000,000, or

(iv) any Fixed Period with respect to which the Alternate Rate, for any reason, becomes applicable on notice to the Administrative Agent of less than three Business Days,

the “NY Life Alternate Rate” for each such Fixed Period shall be an interest rate per annum equal to the Corporate Base Rate in effect on each day of such Fixed Period. The “NY Life Alternate Rate” for any day on or after the occurrence of an Early Redemption Event shall be an interest rate equal to 3.25% per annum above the Corporate Base Rate in effect on such day.

“NY Life Purchaser Group” means NY Life, in its capacity as a Committed Purchaser hereunder and each permitted assignee thereof.

“NY Life Spread” shall be equal to the Program Rate for that portion of the Funded Amount held by NY Life until such time as the CS Purchaser Group is funding all or any portion of the Funded Amount pursuant to the Alpine Liquidity Asset Purchase Agreement, in which event the NY Life Spread shall be 2.75% per annum.

e. The definition of “Purchaser Group” in Section 1.01 of the Agreement is hereby amended by deleting the phrase “the Deutsche Bank Purchaser Group” where it appears therein and replacing it with the phrase “the NY Life Purchaser Group, the NYLIAC Purchaser Group”.

f. Section 7.01 of the Agreement is hereby amended in its entirety as follows:

“Ratings. To the extent that any rating provided with respect to any CP Notes or any rating on the Notes obtained by NFC, the Transferor or any Purchaser by any rating agency is conditional upon the furnishing of documents or the taking of any other action by the Transferor or NFC in connection with the transactions contemplated by this Agreement, the Transferor or NFC, as applicable, shall use all commercially reasonable efforts to furnish such documents and take any such other action. NFC will pay all fees of any rating agency with respect to the monitoring and surveillance of any rating on the Notes obtained by NFC, the Transferor or any Purchaser.”

g. Exhibit A to the Agreement is hereby replaced in its entirety with Exhibit A attached hereto.

3. Amendments to Fee Letter. Section 4 of the Fee Letter is amended by adding the following subsections (d) and (e) immediately after subsection (c):

“(d) All fees payable to New York Life Insurance Company as a Managing Agent or any Purchaser within the New York Life Purchaser Group pursuant to the Note Purchase Agreement or any other Series Document shall be paid to the following account or to such other account as may be designated by New York Life Insurance Company, as Managing Agent for the New York Life Purchaser Group:

Bank Name:	JPMorgan Chase Bank
Acct Name:	New York Life Insurance Company
ABA #:	021-000-021
Acct#:	008-9-00687
Ref:	NAVMT 2012-VFN

(e) All fees payable to New York Life Insurance and Annuity Corporation as a Managing Agent or any Purchaser within the NYLIAC Purchaser Group pursuant to the Note Purchase Agreement or any other Series Document shall be paid to the following account or to such other account as may be designated by New York Life Insurance and Annuity Corporation, as Managing Agent for the New York Life Purchaser Group:

Bank Name:	JPMorgan Chase Bank
Acct Name:	New York Life Insurance and Annuity Corporation
ABA #:	021-000-021
Acct#:	323-8-47382
Ref:	NAVMT 2012-VFN”

4. Representations and Warranties. The Seller hereby represents and warrants to each of the Purchaser Parties that, after giving effect to this Amendment, no potential Early Redemption Event or Early Redemption Event has occurred and is now continuing, and NFC hereby represents and warrants to each of the Purchaser Parties that, after giving effect to this Amendment, no potential Early Redemption Event, Early Redemption Event or Servicer Termination Event has occurred and is now continuing.

5. Effect of Amendment. All provisions of the Agreement and the Fee Letter, as amended by this Amendment, remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement in the Agreement or in any other document relating to the Seller’s securitization program shall be deemed to be references to the Agreement as amended by this Amendment. After this Amendment becomes effective, all references in the Fee Letter to “this Fee Letter”, “hereof”, “herein” or words of similar effect referring to the Fee Letter in the Fee Letter or in any other document relating to the Seller’s securitization program shall be deemed to be references to the Fee Letter as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement or the Fee Letter other than as set forth herein.

6. Conditions Precedent. The effectiveness of this Amendment is subject to (i) receipt (whether by e-mail, facsimile or otherwise) by the Administrative Agent of counterparts of this Amendment executed by each of the other parties hereto, (ii) receipt by the Administrative Agent of a certificate of the Seller and of the Servicer, each dated the date hereof, as to due execution, incumbency, good standing and other customary corporate matters, (iii) receipt by each Managing Agent of opinions of counsel to the Seller and the Servicer, dated as of the date hereof, reasonably satisfactory in form and substance to the Managing Agents and their counsel, covering corporate and enforceability matters and such other matters as the Managing Agents may reasonably request and addressed to each Managing Agent, (iv) receipt by NY Life and NYLIAC of legal opinions covering the matters set forth in the legal opinions delivered pursuant to Sections 4.04 and 4.05 of the Agreement on the Closing Date, or reliance letters with respect to the previously delivered opinions or, if applicable, opinion letters of more recent date covering substantially the same matters, (v) receipt by each of NY Life and NYLIAC of any fees payable on the date hereof pursuant to the fee letters executed in connection with this Amendment and (vi) receipt by NY Life and NYLIAC of a ratings letter from DBRS, Inc. assigning a rating of “AAA” to the Series 2012-VFN Notes purchased by the NY Life Purchaser Group and the NYLIAC Purchaser Group.

7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable principles of conflicts of law.

9. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

[signatures commence on the following page]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NAVISTAR FINANCIAL SECURITIES CORPORATION,
as the Seller

By:	/s/ Mary Ellen Kummer
	Name:	Mary Ellen Kummer
	Title:	Vice President and Treasurer

NAVISTAR FINANCIAL CORPORATION, as the Servicer

By:	/s/ Mary Ellen Kummer
	Name:	Mary Ellen Kummer
	Title:	Vice President and Treasurer

[signatures continue on the following page]

NAVMOT II Series 2012-VFN

Amendment No. 6 to Note Purchase Agreement

BANK OF AMERICA, NATIONAL ASSOCIATION,
as the Administrative Agent

By:	/s/ Adarsh Dhand
	Name:	Adarsh Dhand
	Title:	Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION, as the Managing Agent for the Bank of America Purchaser Group

By:	/s/ Adarsh Dhand
	Name:	Adarsh Dhand
	Title:	Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION, as the Committed Purchaser for the Bank of America Purchaser Group

By:	/s/ Adarsh Dhand
	Name:	Adarsh Dhand
	Title:	Vice President

[signatures continue on the following page]

NAVMOT II Series 2012-VFN

Amendment No. 6 to Note Purchase Agreement

NEW YORK LIFE INSURANCE COMPANY,
as the Managing Agent for the NY Life Purchaser Group

By:	/s/ Scott R. Seewald
	Name:	Scott R. Seewald
	Title:	Vice President

NEW YORK LIFE INSURANCE COMPANY, as the Committed Purchaser for the NY Life Purchaser Group

By:	/s/ Scott R. Seewald
	Name:	Scott R. Seewald
	Title:	Vice President

Commitment: $50,000,000

[signatures continue on the following page]

NAVMOT II Series 2012-VFN

Amendment No. 6 to Note Purchase Agreement

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION,
as the Managing Agent for the NYLIAC Purchaser Group

By: NYL INVESTORS LLC, its Investment Manager

By:	/s/ Scott R. Seewald
	Name:	Scott R. Seewald
	Title:	Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, as the Committed Purchaser for the NYLIAC Purchaser Group

By: NYL INVESTORS LLC, its Investment Manager

By:	/s/ Scott R. Seewald
	Name:	Scott R. Seewald
	Title:	Managing Director

Commitment: $75,000,000

[signatures continue on the following page]

NAVMOT II Series 2012-VFN

Amendment No. 6 to Note Purchase Agreement

CREDIT SUISSE AG, NEW YORK BRANCH, as the Managing Agent for the CS Purchaser Group			CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as the Committed Purchaser for the CS Purchaser Group

By:	/s/ Jason Muncy		By:	/s/ Jason Muncy
	Name:	Jason Muncy		Name:	Jason D. Muncy
	Title:	Vice President		Title:	Authorized Signatory

By:	/s/ Chris Fera		By:	/s/ Chris Fera
	Name:	Chris Fera		Name:	Chris Fera
	Title:	Vice President		Title:	Authorized Signatory

ALPINE SECURITIZATION CORP., as a Conduit Purchaser for the CS Purchaser Group

By:	Credit Suisse AG, New York Branch, as its administrative agent

By:	/s/ Jason Muncy
	Name:	Jason Muncy
	Title:	Vice President

By:	/s/ Chris Fera
	Name:	Chris Fera
	Title:	Vice President

NAVMOT II Series 2012-VFN

Amendment No. 6 to Note Purchase Agreement

Schedule I

NY Life Purchaser Group

Managing Agent & Committed Purchaser:

All notices of payments, written confirmations of wire transfers and any audit confirmation:

New York Life Insurance Company

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention:    Investment Services

Private Group

2nd Floor

Fax: (908) 840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

All other communications:

New York Life Insurance Company

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention:    Private Capital Investors

2nd Floor

Fax: (908) 840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

and with a copy of any notices regarding defaults or Events of Default under the Series Documents:

New York Life Insurance Company

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention:    Office of General Counsel

Investment Section, Room 1016

Fax: (212) 576-8340

Schedule I-1

All funding requests should be emailed to: Felicia_Beharry@nylinvestors.com Murielle_Pierre-Louis@nylinvestors.com Alla_Fetter@nylinvestors.com Julie_Peng@nylinvestors.com

NYLIAC Purchaser Group

Managing Agent & Committed Purchaser:

All notices of payments, written confirmations of wire transfers and any audit confirmation:

New York Life Insurance and Annuity Corporation

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention:    Investment Services

Private Group

2nd Floor

Fax: (908) 840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

All other communications:

New York Life Insurance and Annuity Corporation

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention:    Private Capital Investors

2nd Floor

Fax: (908) 840-3385

with a copy sent electronically to:

FIIGLibrary@nylim.com

TraditionalPVtOps@nylim.com

Schedule I-2

and with a copy of any notices regarding defaults or Events of Default under the Series Documents:

New York Life Insurance Company

c/o NYL Investors LLC

51 Madison Avenue

2nd Floor, Room 208

New York, New York 10010-1603

Attention:    Office of General Counsel

Investment Section, Room 1016

Fax: (212) 576-8340

All funding requests should be emailed to:

Felicia_Beharry@nylinvestors.com

Murielle_Pierre-Louis@nylinvestors.com

Alla_Fetter@nylinvestors.com

Julie_Peng@nylinvestors.com

Schedule I-3

Schedule II

A. Wire Instructions for Incremental Funding

From	Amount	Wire Instructions	Contact Information
New York Life Insurance and Annuity Corporation	$26,250,000.00	J.P. Morgan Chase Bank ABA: 021000021 Acct Name: NFSC General Acct. A/C: 144044969	Herman Fein 331-332-4408
New York Life Insurance Company	$17,500,000.00	J.P. Morgan Chase Bank ABA: 021000021 Acct Name: NFSC General Acct. A/C: 144044969	Herman Fein 331-332-4408

A. Wire Instructions for Non-Pro Rata Principal Payments

To	Amount	Wire Instructions	Contact Information
Bank of America	$26,250,000.00	Bank of America ABA: 026009593 Acct Name: Securitization Wire Clearing A/C: 290201 0656600	Sean Walsh 980-386-0159
Credit Suisse	$17,500,000.00	Bank of New York ABA: 021000018 Acct Name: CS Agency Cayman Account A/C: 8900492627	K. Ryan Hylton 919-994-4814

Schedule II-1

Exhibit A

Form of Notice of

Incremental Funding

[Letterhead of Navistar Financial Corporation]

A.	Proposed Incremental Funding Date:
B.	Amount of requested Incremental Funding with respect to Series 2012-VFN Note (must be more than $5,000,000 (unless for any lesser remaining Maximum Funded Amount) but not greater than remaining Maximum Funded Amount)	$
C.	Purchase Price ([ ]% of the Incremental Funded Amount to the Series 2012-VFN Note) for the Bank of America Purchaser Group	$
D.	Purchase Price ([ ]% of the Incremental Funded Amount to the Series 2012-VFN Note) for the NY Life Purchaser Group	$
E.	Purchase Price ([ ]% of the Incremental Funded Amount to the Series 2012-VFN Note) for the NYLIAC Purchaser Group	$
F.	Purchase Price ([ ]% of the Incremental Funded Amount to the Series 2012-VFN Note) for the Alpine Purchaser Group	$
G.	Remaining Maximum Funded Amount (after giving effect to the requested Incremental Funding)	$

H.	Certifications:

(a)	The representations and warranties of Navistar Financial Securities Corporation (“Transferor”) in the Note Purchase Agreement dated as of August 29, 2012 (as amended, the “Note Purchase Agreement”), among the Transferor, Navistar Financial Corporation and the Purchasers, Managing Agents and Administrative Agent named therein, are true and correct on the date hereof.

(b)	The conditions to the Incremental Funding specified in Section 2.03(b) of the Note Purchase Agreement have been satisfied and/or will be satisfied as of the applicable Incremental Funding Date.

NAVISTAR FINANCIAL CORPORATION

By
Authorized Officer

Date of Notice:

Exhibit A-1